Proof of May 16, 1996






                                3,200,000 Shares*

                                  MOOVIES, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT




                                                          _________  ___,1996




NEEDHAM & COMPANY, INC.
WHEAT, FIRST SECURITIES, INC.
SCOTT & STRINGFELLOW, INC.
         As Representatives of the several Underwriters
         c/o Needham & Company, Inc.
         400 Park Avenue
         New York, New York 10022

Ladies and Gentlemen:

         Moovies, Inc., a Delaware corporation (the "Company"), proposes to issue and sell 3,200,000 shares (the "Firm Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), to you and to the several other Underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 480,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are referred to collectively herein as the "Shares".

- --------
     * Plus an option to purchase up to an additional 480,000 shares to cover over-allotments.

                  The Company confirms as follows its agreement with the Representatives and the several other Underwriters.

         I.       Agreement to Sell and Purchase.

         A. On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to issue and sell the Company Shares to the several Underwriters and (ii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company the respective number of Firm Shares set forth opposite that Underwriter's name in Schedule I hereto, at the purchase price of $_______ per share for each Firm Share.

         B. Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to 480,000 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover overallotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

         II. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by certified or official bank checks payable in New York Clearing House (next-day) funds to the order of the Company at the office of Needham & Company, Inc., 400 Park Avenue, New York, New York 10022, at 10:00 a.m., New York City time, on _____ __, 1996 or at such time and place on such other date as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

         To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

         Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the

Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

         The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

         III. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

                  A. A registration statement (Registration No. 333-4270) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been made prior to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus subject to completion as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus necessary to permit such registration statement to become effective, will be filed promptly by the Company with the Commission. If such registration statement has become effective, either (i) if the Company relies on Rule 434 under the Act, a term sheet relating to the Shares, that shall identify the preliminary prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) of the Rules and Regulations or (ii) if the Company does not rely on Rule 434 under the Act, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations, will be filed promptly by the Company with the Commission in accordance with the Rules and Regulations. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including all financial statements and exhibits and any information deemed to be included by Rule 430A of the Rules and Regulations. The term "Prospectus" means (A) if the Company relies on Rule 434 of the Rules and Regulations, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b)(7) of the Rules and Regulations, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 of the Rules and Regulations, the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or (C) if the

         Company does not rely on Rule 434 of the Rules and Regulations and if no prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations, the form of final prospectus included in the Registration Statement at the Effective Date. The term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 of the Rules and Regulations. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                  B.  No  order   preventing  or  suspending   the  use  of  any
         preliminary prospectus has been issued by the Commission and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued by the Commission and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

                  C. On the date any  preliminary  prospectus was filed with the
         Commission on or after May 1, 1996, the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), the date the Term Sheet that is a part of the Prospectus is first filed with the Commission pursuant to Rule 434 (if required) at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, such preliminary prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply in all material respects with all applicable provisions of the Act and the Rules and Regulations and did or will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations, except for the financial statements for Premiere Video, which were excluded from the initial Registration Statement but were included in Amendment No. 1 to the Registration Statement. At the date any preliminary prospectus was filed with the Commission on or after May 1, 1996, the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, such preliminary prospectus or the Prospectus, as the case may be, did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(c) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the (i) list of Underwriters under the heading "Underwriting" in the Registration Statement and the Prospectus and (ii) the statements in the first paragraph under the list of Underwriters under the heading "Underwriting" in the Registration Statement and the Prospectus relating to the selling concession and underwriting discount constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement and the Prospectus.

                  D. The Company is, and at the Closing Date and, if later, the Option Closing Date, will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has, and at the Closing Date and, if later, the Option Closing Date, will have, full power and authority (corporate and other) to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company is, and at the Closing Date and, if later, the Option Closing Date, will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it, in either case as of the date of this Agreement makes such license or qualification necessary, except where failure to be so qualified or licensed would not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company. Other than the entities described in Exhibit 2.1.1 to the Registration Statement (the "Subsidiaries"), the Company (i) does not own, and at the Closing Date and, if later, the Option Closing Date, will not own, directly or indirectly, any capital stock or any other equity or debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity and (ii) is not, and at the Closing Date and, if later, the Option Closing Date, will not be, engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require amendment to the Registration Statement pursuant to applicable securities laws. Complete and correct copies of the Certificate of Incorporation and the By-laws of the Company and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

                  E.  Each  of  the   Subsidiaries  is  validly  existing  as  a
         corporation in good standing under the laws of the state of its incorporation. Each Subsidiary has all requisite corporate power and authority to own, lease and operate its properties and conduct its business as now conducted. Each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as now conducted requires such qualification, except where failure to be so qualified would not have a material adverse affect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the Prospectus, are owned by the

         Company free and clear of all liens, encumbrances and security interests; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

                  F. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable; the Shares have been duly authorized and when issued and delivered against payment therefor as contemplated by this Agreement will be validly issued, fully paid and nonassessable; the form of certificates evidencing the Shares comply with all applicable requirements of Delaware Law; and no preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof. The description of the capital stock of the Company in the Registration Statement and the Prospectus is, and at the Closing Date and, if later, the Option Closing Date, will be, complete and accurate in all material respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock or partnership interests, or any such warrants, convertible securities or obligations, except for options granted in ordinary course under the 1995 Stock Plan subsequent to the date of the Prospectus.

                  G. The consolidated financial statements and schedules of the Company and the Subsidiaries included in the Registration Statement or the Prospectus present fairly the financial condition of the Company and the Subsidiaries consolidated as of the respective dates thereof and the results of operations and cash flows of the Company as the case may be, for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company or any other company or entity are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. KPMG Peat Marwick LLP (the "Accountants"), who have reported on certain of such financial statements and schedules, are, and were during the periods covered by their reports included in the Registration Statement and the Prospectus, independent accountants with respect to the Company, as the case may be, as required by the Act and the Rules and Regulations. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. The unaudited pro forma combined financial statements included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations and management of the Company believes (A) the assumptions underlying the pro forma adjustments are reasonable, (B) that such adjustments have been properly applied to the historical amounts in the compilation of such statements and (C) that such statements fairly present, with respect to the Company and the Subsidiaries, the combined pro forma financial position and results of operations and the other information purported to be shown therein at the respective dates or for the respective periods therein specified.

                  H. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) other than scheduled debt payments there has not been any change in the capital stock, long-term debt or short-term debt of the Company or any Subsidiary or any material adverse change or any development involving a prospective material adverse change, in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any Subsidiary, arising for any reason whatsoever, (ii) neither the Company nor any Subsidiary has incurred or will incur any material liabilities or obligations, direct or contingent, nor has the Company or any
         Subsidiary entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and therein and (iii) Neither the Company nor any Subsidiary has or will have purchased any of its outstanding capital stock or paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                  I. Neither the Company nor any Subsidiary is, will become as a result of the transactions contemplated hereby, or intends to conduct its business in a manner that would cause it to become, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  J. Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings (formal or informal) pending or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary or its respective properties or assets or any of its respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might reasonably be expected to, individually or in the aggregate, materially and adversely affect the Company and the subsidiaries taken as a whole, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the subsidiaries taken as a whole, or the transactions contemplated by this Agreement.

                  K. The Company and each Subsidiary has, and at the Closing Date and, if later, the Option Closing Date, will have, performed all the obligations required to be performed by it, and is not, and at the Closing Date, and, if later, the Option Closing Date, will not be, in default, under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which its property is bound or affected, which failure to perform or default might reasonably be expected to materially and adversely affect the Company and its Subsidiaries taken as a whole, the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its

         Subsidiaries taken as a whole, or the transactions contemplated by this Agreement. To the best knowledge of the Company, no other party under any contract or other instrument to which it is a party is in default in any respect thereunder, which default might materially and adversely affect the Company and its Subsidiaries taken as a whole, or the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole, or the transactions contemplated by this Agreement. Neither the Company nor any Subsidiary is, and at the Closing Date and, if later, the Option Closing Date, will be, in violation of any provision of its Certificate of Incorporation, By-laws or other organizational documents.

                  L. No consent, approval, authorization, order or declaration of or from, or any filing or registration with, any court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act or the Rules and Regulations (or, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offer, sale and distribution by the Underwriters of the Shares.

                  M. The Company has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder and thereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not (i) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Certificate of Incorporation or By-laws or other organizational documents of the Company or any Subsidiary or any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any of its respective properties is bound or affected, or (ii) violate or conflict with any judgment, ruling, decree or order, or statute, rule or regulation of any court or other governmental agency or body, in either case applicable to the business or properties of the Company or any Subsidiary.

                  N. The Company and the Subsidiaries have good and marketable title to all properties and assets described in the Prospectus, as owned by them, free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages, defects or restrictions, except such as are described in the Prospectus or are not material to the business of the

         Company or any Subsidiaries. The Company and the Subsidiaries have valid, subsisting and enforceable leases for the properties described in the Prospectus, as leased by them. The Company and each Subsidiary owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole.

                  O. The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and there is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or a Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary , constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against and by the Company in accordance with the terms thereof, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other law affecting creditors' rights and by general equitable principles.

                  P. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by Section 5 of this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

                  Q. Neither the Company, the Subsidiaries nor any of its respective directors, officers or controlling persons has (i) taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares other than entering into the lock-up agreements described in the Prospectus, or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  R. Except for (i) the Registration  Rights Agreements filed as exhibits to the Registration Statement (collectively, the "Registration Rights Agreements") and (ii) the warrants issued to Needham & Company, Inc. and Scott & Stringfellow, Inc. in connection with the Company's initial public offering, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  S. The Company has filed a registration  statement pursuant to
         Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has registered the Common Stock under the Exchange Act. The Company has filed an application to list the Shares on the Nasdaq Stock Market's National Market ("NMS"), and has received notification that the listing has been approved, subject to notice of issuance of the Shares.

                  T. Except as disclosed in or contemplated by the Prospectus, the Company and each of the Subsidiaries owns or has the right to use all patents, patent applications, trademarks, trademark applications, tradenames, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles") necessary to conduct their businesses as now conducted or as proposed to be conducted; and the Company has no knowledge of any infringement by it or any Subsidiary of Intangibles of others, and there is no claim being made against the Company or any Subsidiary , or to the best of the Company's knowledge, any employee of the Company or any Subsidiary, regarding infringement of any Intangibles of others which could have a material and adverse effect on the Company and its Subsidiaries, taken as a whole, or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, as the case may be, and, to the best knowledge of the Company, there is no infringement by others of Intangibles of the Company or any Subsidiary.

                  U. The Company and each Subsidiary has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes have become due. Neither the Company nor any Subsidiary has any tax deficiency which has been or might be asserted or threatened against it which could have a material and adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole.

                  V. The operations of the Company and each Subsidiary with respect to any real property currently leased or owned or by any means controlled by it (the "Real Property") are in compliance in all material respects with all applicable federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws"), and the Company and each Subsidiary has all licenses, permits and authorizations necessary to operate under all Laws and are in compliance with all terms and conditions of such licenses, permits and authorizations except where the failure to comply would not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the

         Subsidiaries, taken as a whole; neither the Company nor any Subsidiary has authorized or conducted or has knowledge of the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, petroleum product, natural gas, liquefied gas or synthetic gas defined or regulated under any environmental law on, in or under any Real Property; and there is no pending or, to the best knowledge of the Company, any threatened claim, litigation or any administrative agency proceeding, nor has the Company or any Subsidiary received any written or oral notice from any governmental entity or third party, that: (i) alleges a violation of any Laws by the Company or such Subsidiary ;
         (ii) alleges the Company or such Subsidiary is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. 9601 et seq. or any state superfund law; (iii) alleges possible contamination of the environment by the Company or such Subsidiary ; or (iv) alleges possible contamination of the Real Property.

                  W. The  Company  and each  Subsidiary  owns or  possesses  all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct its respective business as contemplated in the Prospectus except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not materially and adversely affect the Company and the Subsidiaries, taken as a whole, or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, as the case may be. There is no proceeding pending or, to the best knowledge of the Company, threatened (or any basis therefor known to the Company) which may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, cancelled, suspended or not renewed; and the Company and each Subsidiary is conducting its respective business in compliance with all laws, rules and regulations applicable thereto except where such noncompliance would not materially and adversely affect the Company and the Subsidiaries, taken as a whole or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, as the case may be.

                  X. The Company and each Subsidiary maintains insurance of the types and in the amounts generally deemed adequate for its respective business, including, but not limited to, insurance covering real and personal property owned or leased by the Company or such Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                  Y. Neither the Company nor any Subsidiary has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                  Z. No labor dispute with the employees of the Company or any Subsidiary exists or, to the best knowledge of the Company, is threatened; and the Company is not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or any movie studio, that might reasonably be expected to result in any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole.

                  AA.  Since  August  3,  1995,  neither  the  Company  nor  any
         Subsidiary has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

                  BB. All offers and sales of the Company's securities prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

         IV. Agreements of the Company. The Company agrees with the several Underwriters as follows:

                  A. The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, or file a Term Sheet, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

                  B. The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives promptly and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and

         (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A or Rule 434, as applicable, and will notify the Representatives promptly of all such filings.

                  C. The Company will furnish to the Representatives, without charge, three signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the
         Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                  D. The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

                  E. On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the foregoing, the Company, not later than 10:00 a.m. on the business day following the date of determination of the public offering price will deliver to the Representatives, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Closing Date. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or opinion of counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in light of the circumstances under which it was made, not misleading or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representatives may reasonably request. Neither your consent to, nor the Underwriters' delivery of, any such supplement or amendment shall constitute a waiver of any of the conditions set forth in Section 5.

                  F. Prior to any public offering of the Shares, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                  G. The Company will furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company and its consolidated subsidiaries, if any, certified by the Company's independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries, if any, for such quarter in reasonable detail.

                  H. During the period of five years commencing on the Effective
         Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports and definitive proxy statements as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                  I. The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                  J. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaires, (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the

         Underwriters or by dealers to whom Shares may be sold, (v) the listing of the Shares on the NMS, (vi) any filings required to be made by the Underwriters with the NASD, and the reasonable fees and all disbursements and other charges of counsel for the Underwriters in connection therewith, (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) fees, disbursements and other charges of counsel to the Company (but not those of counsel for the Underwriters, except as otherwise provided herein) and (ix) the transfer agent for the Shares.

                  K. If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 7 hereof) or if for any reason the Company shall be unable to perform its obligations hereunder or thereunder (other than as a direct result of a default by the Underwriters hereunder), the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

                  L.  The  Company  will  not  at  any  time,  (i)  directly  or indirectly, take any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (iii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  M. The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

                  N. The Company will not, and will cause each of its officers, directors and certain stockholders designated by the Representative to enter into agreements with the Representatives to the effect that they will not, without the prior written consent of the Representatives, offer, sell, offer to sell, contract to sell, assign, grant any option to purchase, or otherwise dispose of or transfer any Common Stock of the Company or any other security of the Company, convertible into, or exchangeable or exercisable for, Common Stock for a period of 90 days after the date of the Prospectus except (i) directors, officers and stockholders may make bona fide gifts to donees who agree to be bound by such restrictions and (ii) the Company may (A) issue Common Stock or options to purchase Common Stock under the Moovies, Inc. 1995 Stock Plan, (B) may issue Common Stock upon the exercise of presently outstanding warrants and (C) may issue Common Stock in connection with the

         Company's express strategy of growth through acquisitions provided that such Common Stock is restricted and is not tradeable prior to the expiration of the lockup period.


                  O. The Company shall have the Accountants perform the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited consolidated financial statements of the Company for the three-month periods ending June 30, 1996 and September 30, 1996.


        V. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

                  A. Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424, Rule 434 and Rule 430A of the Rules and Regulations shall have been made.

                  B. (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and
         (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the
         Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and, if later, the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii) of this paragraph.

                  C. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

                  D. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any Subsidiary or any of its respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the Company and the Subsidiaries, taken as a whole, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole or the transactions contemplated by this Agreement.

                  E. Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

                  F. The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representatives and counsel for the Underwriters from Ross Miller, General Counsel of the Company, with respect to the following matters:

                           1. Except as set forth in the Prospectus, to the best
                  knowledge of such counsel, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock, or any such warrants, convertible securities or obligations.

                           2. To the best knowledge of such counsel,  other than
                  the Subsidiaries and the Pending Acquisition (as defined in the Registration Statement), the Company does not own or control, directly or indirectly, any capital stock or any other equity or debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity.

                           3. To the best  knowledge of such counsel,  except as
                 set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings

                  (formal or informal) pending or threatened against or affecting the Company or any Subsidiary or its respective properties or assets or any of its officers in their capacity as such before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might reasonably be expected to, individually or in the aggregate, materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, or the transactions contemplated by this Agreement.

                           4. The descriptions in the Registration Statement and
                  the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and, to the best knowledge of such counsel, there is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                           5. No  consent,  approval,  authorization,  order  or
                  declaration of or from, or any filing or registration with, any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares (as to which such counsel need express no opinion) and such as have been obtained or made under the Act or the Rules and Regulations.

                           6. The  execution,  delivery and  performance of this
                  Agreement and the consummation of the transactions contemplated hereby will not (A) result in the creation or imposition of any lien, charge or incumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Certificate of Incorporation or By-Laws of the Company or any Subsidiary or any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument that is filed as an Exhibit to the Registration Statement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of its respective properties is bound or affected, or (B) violate or conflict with any judgment, ruling, decree or order, or any statute, rule or regulation of any court or other governmental agency or body, in either case, applicable to the business or properties of the Company or any Subsidiary (except that such counsel need express no opinion as to state securities or Blue Sky laws).

                           7. The statements  under the captions "Risk Factors -
                  Inability to Obtain and Adequately Manage Leased Inventory; Risk Factors - Dependence Upon Suppliers; Risk Factors - Shares Eligible for Future Sale; Risk Factors - Anti-Takeover Provisions; Business - Suppliers; Management - Employment Agreements; Covenants Not to Compete; Description of Capital Stock; and Shares Eligible for Future Sale" in the Prospectus, insofar as the statements constitute a summary of documents referred to therein or matters of law, are materially accurate summaries and fairly present the information called for with respect to such documents and matters (provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects).

                           8. Except for (i) the  Registration  Rights Agreement
                  and (ii) the underwriters' warrants to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

         Such counsel shall also include a statement in such opinion as to the matters set forth in this paragraph. Such counsel has not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus, and, except with respect to the descriptions referred to in clause 7 above, such counsel is not passing upon and does not assume any responsibility therefor. In the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel has participated in discussions with representatives of the Underwriters and the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Registration Statement and the Prospectus were discussed. Such counsel has no reason to believe that (i) as of its effective date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or
         (ii) as of its date, as of the date of this Agreement and as of the Closing Date, the Prospectus or any amendment or supplement thereto contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other information of a financial or accounting nature set forth or referred to in the Registration Statement or in the Prospectus.

                  G. The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representatives and counsel for the Underwriters from Arnall, Golden & Gregory, counsel to the Company, with respect to the following matters:

                           1. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has adequate corporate power and authority to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus. The Company is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it, in either case as of the date of this Agreement, make such license or qualification necessary except where failure to be so licensed or qualified would not have a material adverse effect on the business properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

                           2. Each of the  Subsidiaries is validly existing as a
                  corporation in good standing under the laws of the state of its incorporation. Each Subsidiary has all requisite corporate power and authority to own, lease and operate its properties and conduct its business as now conducted. Each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as now conducted requires such qualification. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of all liens, encumbrances and security interests; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

                           3. All of the outstanding  shares of capital stock of
                 the Company have been duly authorized, validly issued and are fully paid and nonassessable; the Shares have been duly authorized and when issued and paid for as contemplated by this Agreement will be validly issued, fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; the certificates evidencing the Shares comply with all applicable requirements of Delaware Law; and no statutory or, to the best knowledge of such counsel, contractual preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof. The description of the capital stock of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects.

                           4. Except as set forth in the Prospectus, to the best
                  knowledge of such counsel, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock, or any such warrants, convertible securities or obligations.

                           5. To the best knowledge of such counsel,  other than
                  the Subsidiaries and the Pending Acquisition (as defined in the Registration Statement), the Company does not own or control, directly or indirectly, any capital stock or any other equity or debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity.

                           6. The  authorized and  outstanding  capital stock of
                 the Company is as set forth under the caption "Description of Capital" in the Registration Statement and the Prospectus.

                           7. To the best  knowledge of such counsel,  except as
                  set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings (formal or informal) pending or threatened against or affecting the
                  Company or any Subsidiary or its respective properties or assets or any of its officers in their capacity as such before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might reasonably be expected to, individually or in the aggregate, materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole or the transactions contemplated by this Agreement.

                           8. The descriptions in the Registration Statement and
                  the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and, to the best knowledge of such counsel, there is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                           9. No  consent,  approval,  authorization,  order  or
                 declaration of or from, or any filing or registration with, any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares (as to which such counsel need express no opinion) and such as have been obtained or made under the Act or the Rules and Regulations.

                           10. The  Company  has  adequate  corporate  power and
                  authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other law affecting creditors' rights and by general equitable principles, and except to the extent that the indemnification provisions set forth in Section of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

                           11. The execution,  delivery and  performance of this
                  Agreement and the consummation of the transactions contemplated hereby will not (A) result in the creation or imposition of any lien, charge or incumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Certificate of Incorporation or By-Laws of the Company or any Subsidiary or any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument that is filed as an Exhibit to the Registration Statement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of its respective properties is bound or affected, or (B) violate or conflict with any judgment, ruling, decree or order, or any statute, rule or regulation of any court or other governmental agency or body, in either case, applicable to the business or properties of the Company or any Subsidiary (except that such counsel need express no opinion as to state securities or Blue Sky laws).

                           12. The statements under the captions "Risk Factors -
                  Inability to Obtain and Adequately Manage Leased Inventory; Risk Factors - Dependence Upon Suppliers; Risk Factors - Shares Eligible for Future Sale; Risk Factors - Anti-Takeover Provisions; Business - Suppliers; Management - Employment Agreements; Covenants Not to Compete; Description of Capital Stock; and Shares Eligible for Future Sale" in the Prospectus, insofar as the statements constitute a summary of documents referred to therein or matters of law, are materially accurate summaries and fairly present the information called for with respect to such documents and matters (provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects).

                           13. Neither the Company nor any Subsidiary is or will
                  become as a result of the transactions contemplated hereby, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                           14. The Shares have been  approved for listing on the
                 NMS, subject to notice of issuance.

                           15. Except for (i) the Registration  Rights Agreement
                  and (ii) the underwriters' warrants to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                           16. All offers and sales of the Company's  securities
                  prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

         Such counsel shall also include a statement in such opinion as to the matters set forth in this and the next succeeding paragraph. The Registration Statement has become effective under the Act. to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission nor has an proceeding been instituted or contemplated for that purpose under the Act. The Prospectus or any Term Sheet that constitutes a part thereof has been filed with the Commission pursuant to Rules 424(b) and 434 of the Rules and Regulations under the Act within the time period required thereby.


         Such counsel has not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus, and, except with respect to the descriptions referred to in clauses 6 and 12 above, such counsel is not passing upon and does not assume any responsibility therefor. In the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel has participated in discussions with representatives of the Underwriters and the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Registration Statement and the Prospectus were discussed. On the basis of information that such counsel has gained in the course of its representation of the Company in connection with the Company's preparation of the Registration Statement and the Prospectus and such counsel's participation in the discussions referred to above, such counsel is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the published Rules and Regulations of the Commission thereunder. Further, such counsel has no reason to believe that (i) as of its effective date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) as of its date, as of the date of this Agreement and as of the Closing Date, the Prospectus or any amendment or supplement thereto contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other information of a financial or accounting nature set forth or referred to in the Registration Statement or in the Prospectus.

In rendering such opinion, such counsel may rely as to matters of local law on opinions of counsel, satisfactory in form and substance to the Representatives and counsel for the Underwriters, in which case the opinion of counsel for the Company shall state that they have no reason to believe that they and the Representatives are not entitled to so rely.

                  H. The Representatives  shall have received an opinion,  dated the Closing  Date and the Option  Closing  Date,  from King & Spalding, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

                  I. Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the
         Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

                  J. Concurrently with the execution and delivery of this Agreement and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                              1. Each signer of such  certificate  has carefully
                  examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading.

                              2. Each of the  representations  and warranties of
                  the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct.

                              3. Each of the covenants  required to be performed
                  by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

                  K. On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 4(n).

                  L. The Shares shall be qualified for sale in such jurisdictions as the Representatives may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

                  M. Prior to the Closing Date, the Shares shall have been duly authorized for listing on the NMS upon official notice of issuance.

                  N. The Company shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

         VI.      Indemnification.

         A. The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration
Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided, however, that (i) the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus; and (ii) the Company will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, charge or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

         B. Each Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company, each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that each Underwriter might otherwise have.

         C. Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party in writing of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Any indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

         D. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expenses or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act or the Exchange Act will have the same rights to contribution as that party, and each director and officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

         E. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

        VII. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), in the sole judgment of the Representatives, by notice to the Company from the Representatives without liability on the part of any Underwriter to the Company if, prior to delivery and payment for the Shares, as the case may be, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the NMS, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis shall have occurred, the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Shares.

         VIII. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-tenth of such number of Firm Shares without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the

Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         IX. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in
Section 6 or the Company, or any officer or director or controlling person of the Company referred to in Section 6, and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 4(j) and 6 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         X. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 201 Brookfield Parkway, Greenville, South Carolina 29607, Attention: Chief Executive Officer, with a copy to T. Clark Fitzgerald III, Esq., Arnall Golden & Gregory, 2800 One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309 or
(b) if to the Underwriters, to the Representatives at the offices of Needham & Company, Inc., 400 Park Avenue, New York, New York 10022, Attention: Corporate Finance Department, with a copy to Bruce N. Hawthorne, Esq., King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303. Any such notice shall be effective only upon receipt. Any notice under such Section 7 or 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

         Any action required or permitted to be made by the Representatives under this Agreement may be taken by them jointly or by Needham & Company, Inc.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

         This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The Company and the Underwriters each hereby waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                                       Very truly yours,

                                       MOOVIES, INC.

                                       By:
                                                (Authorized Officer)




Confirmed as of the date first above mentioned:

NEEDHAM & COMPANY, INC.
WHEAT, FIRST SECURITIES, INC.
SCOTT & STRINGFELLOW, INC.
         Acting on behalf of themselves and as the Representatives of the other several
         Underwriters named in Schedule I hereof.


By:      NEEDHAM & COMPANY, INC.

By:      _____________________________
         (Authorized Officer)

                                   SCHEDULE I

                                  UNDERWRITERS


                                                                     Number of
                                                                  Firm Shares to
Name of Underwriter                                                be purchased

Needham & Company, Inc
Wheat, First Securities, Inc.
Scott & Stringfellow, Inc.

                                                         Proof of May 16, 1996

                                3,200,000 Shares
                                  Moovies, Inc.
                                  Common Stock
                           (Par Value $.001 Per Share)

                          AGREEMENT AMONG UNDERWRITERS


                                                        ___________  ____, 1996


NEEDHAM & COMPANY, INC.
WHEAT, FIRST SECURITIES, INC.
SCOTT & STRINGFELLOW, INC.
         As Representatives of the several Underwriters
         c/o Needham & Company, Inc.
         400 Park Avenue
         New York, New York  10022

Ladies and Gentlemen:

         1. Underwriting Agreement. We understand that Moovies, Inc., a Delaware corporation (the "Company") proposes to enter into an Underwriting Agreement in the form annexed hereto as Exhibit A (the "Underwriting Agreement") with you and other prospective Underwriters, including ourselves, acting severally and not jointly, providing for the purchase by the Underwriters from the Company of an aggregate of 3,200,000 shares of the Company's Common Stock, par value $.001 per share (the "Firm Shares"), and providing further for the grant of an option by the Company to the Underwriters to purchase up to an aggregate of 480,000 additional shares of the Company's Common Stock (the "Option Shares") from the Company for the purpose of covering over-allotments, upon the conditions stated in the Underwriting Agreement, in which Underwriting Agreement we agree to purchase the number of Firm Shares set forth opposite our name in Schedule I thereto, subject to such adjustments as might be necessary as the result of a default, as more particularly described herein. The number of Firm Shares set forth opposite each Underwriter's name in Schedule I to the Underwriting Agreement, or as adjusted as a result of a default, is herein referred to as the original underwriting commitment of such Underwriter. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively referred to as the "Shares."

         2. Registration Statement and Prospectus. We have received copies of the registration statement, the related prospectus and the amendment(s) thereto filed with the Securities and Exchange Commission (the "Commission") in respect of the Shares, and we confirm that the statements made under the heading "Underwriting" in the proposed final form of prospectus, insofar as they relate to us, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. We understand that the registration statement may not yet be effective and may be further amended, and that, if not already effective, immediately after it becomes effective you will notify us. As hereinafter mentioned, the "Registration Statement" and the "Prospectus" refer to the Registration Statement and Prospectus included as a part thereof, in the form in which the Registration Statement becomes effective (which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus or a Term Sheet thereto), and the form in which the Prospectus or any Term Sheet thereto is filed pursuant to Rule 424(b), Rule 434 and Rule 430A under the Securities Act of 1933, as amended (the "Act"), if applicable. Each preliminary prospectus with respect to the Shares is herein referred to as a "Preliminary Prospectus." The use of our name in the Prospectus and any Preliminary Prospectus, as one of the Underwriters, has our consent. You are authorized, with the approval of counsel for the Underwriters, to approve on our behalf any further amendments or supplements to the Registration Statement or the Prospectus which may be necessary or appropriate.

         3. Authority. We authorize you on our behalf to negotiate the terms of, and to execute and deliver, the Underwriting Agreement substantially in the form in which it is attached to this Agreement with such changes therein as you may approve, to consent to such changes in or waivers of compliance with the Underwriting Agreement as in your judgment do not materially and adversely affect our rights and obligations and to execute on our behalf any supplementary agreement with the Company. We authorize you to act as Representatives under this Agreement, and, as Representatives, to exercise all authority and discretion  vested  in  the  Underwriters  or  in  the  Representatives  by  the
provisions of the Underwriting Agreement and to take such action as you deem advisable in connection with the performance of the Underwriting Agreement and this Agreement, and the purchase, carrying, sale and distribution of the Shares. Without limiting the foregoing, we authorize you to (a) make changes in those who are to be Underwriters and in the respective number of the Firm Shares to be purchased by them, provided that the original underwriting commitment of any Underwriter shall not be changed without the consent of such Underwriter, (b) determine all matters relating to advertising and communications with dealers or others, (c) extend the time within which the Registration Statement may become effective by not more than twenty-four hours, (d) postpone the Closing Date, as defined in the Underwriting Agreement, and (e) exercise any right of cancellation or termination.

         4. Compensation. As compensation for your services as Representatives, we will pay you a sum equal to $____ for each of the Shares which we agree to purchase under the Underwriting Agreement, and you may charge our account therefor. This sum may be divided among the Representatives as you may determine.

         5. Terms of the Public Offering. We authorize you, as Representatives of the several Underwriters, to manage the underwriting and the public offering of the Shares and to take such action in connection therewith and in connection with the purchase, carrying and resale of the Shares as you in your sole discretion deem appropriate or desirable. Without limiting the foregoing, we authorize you to determine the time of the initial public offering of the Shares, the initial public offering price and the Underwriters' gross spread, whether to purchase any Option Shares and the amount, if any, of the Option Shares to be so purchased. You are also authorized to make any changes in the public offering price or other terms of the offering after the initial public offering and to fix the concession to Selected Dealers (hereinafter defined) and the reallowance to dealers and, after the initial public offering of the Shares, to make changes in the concession and reallowance.

         We further authorize you for our account to reserve, offer for sale, and deliver against payment therefor, such amount of Shares as you may determine to (a) various members of the National Association of Securities Dealers, Inc. ("NASD"), including you and any of the other Underwriters, or foreign dealers who are not eligible for membership in the NASD and who agree not to reoffer, resell or deliver Shares in the United States or to persons who they have reason to believe are residents of the United States ("Selected Dealers"), according to Selected Dealer Agreements in the form annexed hereto as Exhibit B, with such changes therein as you may make pursuant to authority granted to you herein (the "Selected Dealer Agreement"), at the public offering price, less such concession or concessions as you may from time to time determine, and (b) institutions, trustees and individuals ("Special Purchasers"), at the public offering price. Except for sales which are designated by a purchaser to be for the account of a particular Underwriter, sales made by you to Special Purchasers for our account shall be as nearly as practicable in the same proportion to all such sales as the amount which our underwriting obligation bears to the total underwriting. Sales made by you to Selected Dealers for our account shall be approximately in the proportion that the amount of our Shares reserved for such sales bears to the total Shares so reserved for sale to such dealers.

         In making direct sales of the Shares, the several Underwriters may allow and the Selected Dealers, if any, may reallow, such concession or concessions as you may determine from time to time to (a) dealers who are members of the NASD and who agree to comply with Section 24 of Article III of the Rules of Fair Practice of the NASD or (b) foreign dealers who are not eligible for membership in the NASD and who agree not to reoffer, resell or deliver Shares in the United States or to persons whom they have reason to believe are residents of the United States and who agree to comply with the NASD's Interpretation with Respect to Free-Riding and Withholding, and to comply, as though they were members of the NASD, with the provisions of Sections 8, 24 and 36 of such Rules of Fair Practice and to comply with Section 25 thereof as that Section applies to a nonmember foreign dealer.

         On the date of the initial public offering you will advise us of the amount of the Firm Shares which we have agreed to purchase and which you have reserved for our account and we will offer such Firm Shares to the public in conformity with the terms of the offering set forth in the Prospectus.

         At any time prior to the termination of this Agreement, any of the Shares purchased by us which are reserved by you for sale for our account as set forth above but not sold, may, on our request, and at your discretion, be released to us for direct sale, and the Shares so released to us shall no longer be deemed reserved for sale by you. From time to time prior to the termination of this Agreement, on your request, we shall advise you of the amount of the Shares remaining unsold, which were retained by or released to us for direct sale, or of the Common Stock delivered to us pursuant to Section 8 hereof, and, on your request, we shall release to you any such Shares remaining unsold for sale by you for our account.

         The Underwriters and Selected Dealers may, with your consent, purchase Shares from and sell Shares to each other at the public offering price less a concession not in excess of the concession to Selected Dealers.

         We agree that without your consent we will not sell to any account over which we exercise discretionary authority any of the Shares which we have agreed to purchase under the Underwriting Agreement.

         6. Payment and Delivery. At or before 9:30 a.m., New York City time, on the Closing Date, and, if applicable, the Option Closing Date, as each are defined in the Underwriting Agreement, we will deliver to you a certified or bank cashier's check payable to the order of Needham & Company, Inc. in New York Clearing House (next-day) funds in an amount equal to the public offering price of the Shares to be purchased by us under the Underwriting Agreement on such date less the selling concession to Selected Dealers, in respect of such Shares. Acting as our agent, you will pay the Company for our Shares upon delivery thereof to you. You will deliver to us, as soon as practicable thereafter, such of our Shares as we shall have retained for direct sale.

         We agree that delivery of any Shares purchased by us shall be made though the facilities of the Depository Trust Company if we are a member thereof, unless we are otherwise notified by you in your discretion. If we are not a member of the Depository Trust Company, such delivery shall be made through a correspondent who is such a member, if we shall have furnished instructions to you naming a correspondent, unless we are otherwise notified by you in your discretion.

         We authorize you to hold and deliver to Selected Dealers and Special Purchasers against payment the portion of our Shares reserved by you for offering to them. Upon receiving payment for the Shares so sold for our account, you will remit to us promptly an amount equal to either the purchase price stated in the Underwriting Agreement or the net sales proceeds, as you may elect.

         In connection with the purchase or carrying for our account of any Common Stock under this Agreement or the Underwriting Agreement, we authorize you, in your discretion, to advance your own funds for our account, or, as Representatives, to arrange and make loans on our behalf and for our account and to execute and deliver any notes or instruments and hold or pledge as security any of our Shares, or any other shares of Common Stock of the Company acquired pursuant to Section 8 hereof, as may be necessary or advisable in your discretion. Our obligation in respect to any such loans shall be several and not joint. Any lending bank is hereby authorized and may rely upon your instructions in all matters relating to any such loans.

         You may deliver to us from time to time, for carrying purposes only, any Shares reserved for our account but which have not been sold or paid for. We will redeliver to you on demand any stock so delivered to us for carrying purposes.

         7. Allocation of Expenses. We agree to pay and authorize you to charge our account with all transfer taxes on sales made by you for our account and our proportionate shares, based upon our underwriting obligation, of all other expenses incurred by you under the terms of this Agreement and the Underwriting Agreement. Your determination of the amount and the allocation of any such charges or expenses shall be final and conclusive.

         8. Stabilization. We authorize Needham & Company, Inc. for our account during the life of this Agreement, in its discretion, to buy and sell shares of Common Stock of the Company, in the open market or otherwise, for either short or long account, on such terms and at such prices as Needham & Company, Inc., may determine, or over-allot in arranging sales, and to cover any short position incurred pursuant to this Section. Subject to the provisions of Section 6 hereof, all such purchases and sales and overallotments shall be made for the respective accounts of the several Underwriters as nearly as practical in proportion to their respective original underwriting commitments; provided, however, that at no time shall our net commitment resulting from such purchases and sales and overallotments (except for overallotments which may be covered by the purchase of Option Shares), exceed, either for long or short account, 15% of our original underwriting commitment. We agree on demand to take up at cost any stock of the Company so purchased and to deliver any such stock so sold or over-allotted for our account. In the event of default by one or more Underwriters in respect of their obligations under this Section, each non-defaulting Underwriter shall assume its proportionate share of the obligations of such defaulting Underwriter without relieving such defaulting Underwriter of its liability hereunder. The existence of this provision is no assurance that the price of the Shares will be stabilized or that stabilizing, if commenced, may not be discontinued at any time.

         We agree to advise you from time to time upon your request of the amount of our Shares retained by us remaining unsold and will upon your request sell to you for the accounts of one or more of the several Underwriters such amount of Shares as you may designate at such price, not less than the public offering price less the Selected Dealer's concession or more than the initial public offering price, as you may determine.

         If prior to the termination of this Agreement, you shall purchase or contract to purchase any of the Shares which were sold by us pursuant to this Agreement, in your discretion you may (i) sell for our account the Shares so purchased and debit or credit our account for the loss or profit resulting from such sale, (ii) charge our account with an amount equal to the concession to Selected Dealers with respect thereto and credit such amount against the cost thereof or (iii) require us to repurchase such Shares at a price equal to the total cost of such purchase made by you as Representatives, including commissions, if any, and transfer tax on the redelivery. Certificates for the Shares delivered on such repurchase need not be identical to the certificates so purchased by you.

         We understand that, in the event that you effect stabilization pursuant to this Section, you will notify us promptly of the date and time when the first stabilizing purchase is effected and the date and time when stabilizing is terminated. We agree that stabilizing by us may be effected only with the consent of Needham & Company, Inc. and we will furnish Needham & Company, Inc. with such information and reports relating to such stabilization as required by the rules and regulations of the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         With reference to the overallotment option granted to the Underwriters in Section 2 of the Underwriting Agreement, we authorize you, in your sole discretion, to exercise such option in whole or in part, or to cancel the same at such time as you may determine. To the extent, if at all, that you exercise such option, we agree to take down and pay for our portion of such Option Shares in the proportion that our underwriting obligation bears to the underwriting obligations of all Underwriters. You will advise us of the amount of our Option Shares and we will offer such Shares to the public in conformity with the terms of the offering set forth in the Prospectus.

         9. Open Market Transactions. We and you agree that, until the termination of the provisions of this Section of this Agreement, neither we nor you will make purchases or sales of the Common Stock of the Company or securities exchangeable for, convertible into, or exercisable against Common Stock of the Company other than (a) as provided for in this Agreement or in the Underwriting Agreement or (b) as a broker in executing unsolicited orders.

         We represent that we have not participated in any transaction prohibited by the preceding paragraph and that we have at all times complied with the provisions of Rule 10b-6 of the Exchange Act applicable to this offering.

         10. Termination and Settlement. This Agreement shall terminate 30 days after the initial public offering date, or at such earlier date as you may determine in your discretion, or may be extended by you, in your discretion, for an additional period or periods not exceeding fifteen days in the aggregate, in each case, except as to accrued obligations and except as otherwise provided herein. You may, in your discretion, on notice to us prior to such time, terminate the effectiveness of Section 9 of this Agreement.

         Upon termination of this Agreement, or prior thereto at your discretion, you shall deliver to us any of the Shares purchased by us from the Company and held by you for sale for our account but not sold and paid for and any other shares of Common Stock of the Company which are held by you for our account pursuant to the provisions of Section 8 hereof.

         As promptly as possible after the termination of this Agreement, the accounts arising pursuant thereto shall be settled and paid. The determination by you of the amounts to be paid to or by us hereunder shall be final and conclusive. You shall not be under any obligation to account for any interest on any of our funds at any time in your hands.

         Notwithstanding any settlement or settlements hereunder we agree to pay any transfer taxes which may be assessed and paid thereafter on account of any sale or transfer of any securities as contemplated herein for our account and we will remain liable for our proportionate share of all expenses and liabilities which may have been incurred by or for the accounts of the Underwriters.

         11. Default by Underwriter. Default by one or more Underwriters hereunder or under the Underwriting Agreement will not release the Underwriters from their obligations or affect the liability of any defaulting Underwriter to the other Underwriters for damage resulting from such default. If one or more Underwriters default under the Underwriting Agreement, you may arrange for the purchase by one or more non-defaulting Underwriters of shares not taken up by the defaulting Underwriter or Underwriters and we will, at your request, increase pro rata with the other non-defaulting Underwriters the amount of our underwriting obligations by an amount not exceeding 10% of our underwriting obligation with respect to the Shares.

         12. Legal Qualifications. You shall inform us, upon request, of the states and other jurisdictions of the United States in which it is believed that the Shares are qualified for sale under, or are exempt from the requirements of, their respective securities laws, but you assume no responsibility with respect to the right of any Underwriter or other person to sell Shares in any jurisdiction. You are authorized to file with the Department of State of the State of New York a Further State Notice with respect to the Shares, if necessary.

         If we propose to offer Shares outside of the United States, its territories or its possessions, we will take, at our own expense, such action, if any, as may be necessary to comply with the laws of each foreign jurisdiction in which we propose to offer Shares.

         13. Liability of Representatives. You shall be under no liability (except for your own want of good faith and for obligations expressly assumed by you hereunder) for or in respect of the validity or value of, or title to, any Shares; the form of, or the statements contained in, or the validity of, the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any other letters or instruments executed by or on behalf of the Company or other persons; the form or validity of the Underwriting Agreement or this Agreement; the delivery of the Shares; the performance by the Company or others of any agreement on its or their part; or any matter in connection with any of the foregoing. However, nothing in this
Section 13 shall be deemed to relieve you from any liability imposed by the Act.

         14. Indemnification of Claims. Each Underwriter agrees to indemnify, hold harmless or reimburse each other Underwriter and each person, if any, who controls such other Underwriter within the meaning of Section 15 of the Act, to the extent, and upon the terms, that such Underwriter agrees to indemnify, hold harmless and reimburse the Company and certain other persons pursuant to Section 8 of the Underwriting Agreement. This indemnity agreement shall remain in full force and effect regardless of any investigation made by or on behalf of such other Underwriter or controlling person or any statement made to the Commission as to the result thereof.

         In the event that at any time any person other than an Underwriter asserts a claim against one or more of the Underwriters or against you as Representatives of the Underwriters arising out of an alleged untrue statement or omission in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or relating to any transaction contemplated by this Agreement, we authorize you to make such investigation, to retain such counsel for the Underwriters and to take such action in the defense of such claim as you may deem necessary or advisable. You may settle such claim with the approval of a majority of interest of the Underwriters.

 We will pay our proportionate share (based upon our underwriting obligation) of all expenses incurred by you, including the fees and expenses of counsel for the Underwriters, in investigating and defending against such claim and our proportionate share of the aggregate liability incurred by all Underwriters in respect of such claim after deducting any contribution or indemnification obtained pursuant to the Underwriting Agreement, or otherwise, from persons other than the Underwriters, whether such liability is the result of a judgment against one or more of the Underwriters or the result of any such settlement. Any Underwriter may retain separate counsel at its own expense. A claim against or liability incurred by a person who controls an Underwriter shall be deemed to have been made against or incurred by such Underwriter. In the event of default by any Underwriter in respect of its obligations under this Section, each non-defaulting Underwriter shall assume its proportionate share of the obligations of such defaulting Underwriter without relieving such defaulting Underwriter of its liability hereunder.

         15. Distribution of Prospectuses and Other Matters. We are familiar with Release No. 33-4968 under the Act and Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final prospectuses and we confirm that we will comply therewith, to the extent applicable, in connection with any sale of Shares. You shall cause to be made available to us, to the extent made available to you by the Company, such number of copies of the Prospectus and any Preliminary Prospectuses as we may reasonably request for purposes contemplated by the Exchange Act and the rules and regulations thereunder.

         We agree to keep an accurate record of the distribution (including dates, number of copies and persons to whom sent) by us of the Registration Statement, any amendment thereto and any related Preliminary Prospectus and supplement thereto and also agree, upon request by Needham & Company, Inc., to furnish promptly to the persons who received copies of the above, copies of any subsequent amendment to the Registration Statement or any revised Preliminary Prospectus or any revised Preliminary Prospectus supplement or of any memorandum furnished to us outlining changes in any such document.

         16. Miscellaneous. Nothing in this Agreement shall constitute us partners with you or with the other Underwriters and the obligations of ourselves and of each of the other Underwriters are several and not joint. Each Underwriter elects to be excluded from the application of Subchapter K, Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended.

         Your  authority  under  this  Agreement  and  under  the   Underwriting
Agreement may be exercised by you jointly or by Needham & Company, Inc.

         Any notice from you to us shall be deemed duly given if mailed to our address as set forth in the Underwriters' Questionnaire which we have transmitted to you. Any notice from us to you shall be deemed duly given if mailed to Needham & Company, Inc., 400 Park Avenue, New York, New York 10022,
Attention: A. Churchill Lewis.

         We confirm that we are actually engaged in the investment banking or securities business and are either (a) a member of the NASD and our commitment to purchase shares pursuant to the Underwriting Agreement will not result in a violation of the financial responsibility requirements of

Rule 15c3-l of the Exchange Act, or of any similar provisions of any applicable rules of a securities exchange to which we are subject or of any restriction imposed upon us by any such exchange or any governmental authority or (b) a foreign dealer not eligible for membership in the NASD who hereby agrees to make no sales to Special Purchasers under Section 5 hereof or to persons who are citizens of or resident in the United States of America. In making sales of Shares, if we are such a member, we agree to comply with all applicable rules of the NASD, including, without limitation, the NASD's Interpretation with Respect to Free-Riding and Withholding and Section 24 of Article III of the NASD's Rules of Fair Practice, or, if we are such a foreign dealer, we agree to comply with such Interpretation and Sections 8, 24 and 36 of such Article as though we were such a member and Section 25 of such Article as that Section applies to a nonmember foreign dealer.

         This Agreement in all respects shall be governed by the laws of New York and shall inure to the benefit of and be binding upon the successors, assigns, executors and administrators of the parties hereto. It is being executed by us and delivered to you, in duplicate, and we request that you confirm by signature, in the space provided below, and return one copy to us.

                                              Very truly yours,




                                              Attorney-in-fact for each of
                                              the several Underwriters named
                                              in Schedule I of the
                                              Underwriting Agreement


Confirmed as of the date first above written:

NEEDHAM & COMPANY, INC.
WHEAT, FIRST SECURITIES, INC.
SCOTT & STRINGFELLOW, INC.



By:      Needham & Company, Inc.


By:
         (Authorized Officer)

                                                          Proof of May 16, 1996

                                3,200,000 Shares(1)

                                  MOOVIES, INC.

                                  Common Stock
                           (Par Value $.001 Per Share)

                            SELECTED DEALER AGREEMENT

                                                       __________ _____, 1996



Dear Sirs:

         The Underwriters named in the enclosed Prospectus, on whose behalf we are acting as Representatives, have severally agreed to purchase from Moovies, Inc., a Delaware corporation (the "Company"), an aggregate of 3,200,000 shares of Common Stock (the "Shares") of the Company, as set forth in the enclosed Prospectus and subject to the terms of the Underwriting Agreement referred to therein. The Shares are described in the Prospectus, additional copies of which will be supplied in reasonable quantities upon request to us.

         1. Offering to Dealers. One or more of the several Underwriters acting through us are severally offering a portion of the Shares to certain dealers (the "Dealers") as principals, at the public offering price thereof set forth on the cover of the Prospectus less a concession of $____ per Share. The offering of Shares to Dealers may be made on the basis of reservations or allotments against subscription. We are advising you by telegram of the method and terms of the offering. Acceptances of any reserved Shares received at the office of Needham & Company, Inc., 400 Park Avenue, New York, New York 10022, after the time specified therefor in the telegram and any subscriptions for additional Shares, will be subject to rejection in whole or in part. Subscription books may be closed by us at any time without notice and the right is reserved to reject any subscription in whole or in part.

         2. Offering by Dealers. Upon receipt of the aforementioned telegram, the Shares purchased by you may be re-offered to the public in conformity with the terms of offering set forth in the Prospectus. You may, in accordance with the rules of the National Association of Securities Dealers, Inc. (the "NASD"), allow a discount from the public offering price of not more than $__ per


- --------
   1 Plus an option to purchase up to 480,000 shares from the Company to cover over allotments.

Share with respect to Shares sold by you to (i) certain dealers that are members of the NASD and that agree to comply with the provisions of Section 24 of
Article III of the Rules of Fair Practice of the NASD and (ii) foreign dealers or institutions ineligible for membership in the NASD that agree (x) not to resell Shares (A) to purchasers in, or to persons who are nationals of, the United States of America or (B) when there is a public demand for the Shares, to persons specified as those to whom members of the NASD participating in a distribution may not sell, and (y) to comply, as though such foreign dealer or institution were a member of the NASD, with Sections 8, 24, 25 (to the extent applicable to foreign nonmember brokers or dealers) and Section 36 of such Article.

         Neither you nor any other person is, or has been, authorized by the Company or us to give any information or make any representation in connection with the sale of the Shares other than those contained in the Prospectus.

         It is assumed that the Shares will be effectively placed for investment. In the event that, during the term of this Agreement, we shall purchase or contract to purchase any shares purchased by you hereunder, we may, at our election, either (a) require you to repurchase such Shares at a price equal to the total cost of such purchase by us, including brokerage commissions, if any, and transfer taxes on the redelivery or (b) charge you with and collect from you an amount equal to the selling concession originally allowed to you with respect to the Shares so purchased by us.

         3. Payment and Delivery. Payment for the Shares which you shall have agreed to purchase hereunder shall be made by you at such time and place as we shall direct by certified or bank cashier's check payable in next-day funds to our order, against delivery of such Shares. Additional Shares confirmed to you shall be delivered on such date or dates as we shall advise you.

         4. Blue Sky Matters. This offer of Shares to Dealers is made in each jurisdiction only by such of the Underwriters as lawfully may sell the Shares to Dealers in such jurisdiction. Upon application to us, we will inform you as to the jurisdictions in which we believe the shares have been qualified for sale under the respective securities or "blue sky" laws of such jurisdictions. You understand and agree that compliance with the securities or "blue sky" laws in each jurisdiction where you shall offer or sell any of the Shares shall be your responsibility and that we assume no responsibility to the eligibility of the Shares for sale or your right to sell Shares in any jurisdiction.

         5. Termination. This Agreement shall terminate 30 days after the initial public offering but may be extended for a period or periods not exceeding in the aggregate 15 days as we may determine. We may terminate this Agreement at any time without prior notice. Notwithstanding termination of this Agreement, you shall remain liable for your proportion of any transfer tax or other liability which may be asserted or assessed against us or any of the Dealers based upon the claim that the Dealers or any of them constitute a partnership, an unincorporated business or other separate entity.

         6. Obligations and Positions of Dealers. Your acceptance hereof will constitute an obligation on your part to purchase, upon the terms and conditions hereof, the aggregate amount of Shares reserved for and accepted by you and to perform and observe all of the terms and conditions hereof.

         You are not authorized to act as our agent for any of the Underwriters in offering shares to the public or otherwise. Nothing contained herein shall constitute the Dealers an association, or partners with us, or any of the Underwriters, or with each other.

         You agree that at any time or times prior to the termination of this Agreement you will, upon our request, report to us the number of Shares purchased by you under this Agreement which then remain unsold by you and will, upon our request at such time or times, sell to us for our account such unsold shares as we may designate, at the public offering price less an amount to be determined by us, not in excess of the total concession allowed to you.

         Dealers agree in re-offering the Shares to comply with all applicable requirements of the federal securities laws and all applicable rules and regulations promulgated thereunder. If any Dealer fails to pay for the Shares confirmed to such Dealer or fails to perform any of such Dealer's other obligations hereunder, the Representatives may, in the Representatives' discretion and without demand or notice of legal proceedings, and in addition to any and all remedies otherwise available to the Representatives and to the other several Underwriters, (a) terminate any right or interest on such Dealer's part, and (b) at any time and from time to time sell, without notice to such Dealer, any of the Shares then held for such Dealer's account at public or private sale at such price or prices and upon such terms and conditions as the Representatives may deem fair and apply the net proceeds so realized, as determined by the Representatives, toward payment of any obligations in respect of which such Dealer is in default, and, notwithstanding any action taken under
(a) or (b) above, or both, such Dealer shall remain liable to the Underwriters, severally, to the extent of such Dealer's respective interest, or at the Representatives' election, to the representatives for the respective accounts of the several Underwriters to a like extent, for all loss and expense resulting from such Dealer's default. At any such sale or sales, any of the Underwriters may for such Underwriter's own account or for the account of any other person become the purchaser of any Shares so sold, free from any right or interest on any Dealer's part in such Shares. A default by one or more Dealer shall not release any other Dealer from any obligation hereunder.

         We shall have full authority to take such action as we may deem advisable in respect of all matters pertaining to the offering or arising hereunder. We shall be under no liability to you, except for our own want of good faith and for obligations expressly assumed in this Agreement and any liabilities arising under the Securities Act of 1933, as amended. No obligations shall be implied hereby or inferred herefrom unless expressly assumed by us in this Agreement.

         7. Representations. Each Dealer confirms that such Dealer is familiar with the Interpretation of the Board of Governors of the NASD with respect to Free-Riding and Withholding and each Dealer agrees to comply with such Interpretation in offering and selling Shares to the public. Each Dealer, by its participation in an offering of Shares, further represents that neither such Dealer nor any of its directors, officers, partners or "persons associated with" such Dealer (as defined in the By-Laws of the NASD), nor, to such Dealer's knowledge, any "related person" (as defined by the NASD in its Corporate Financing Rule) have participated or intend to participate in any transaction



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or dealing as to which  documents or  information  are required to be filed with the NASD pursuant to such Rule.

         8. Notices. All communications from you should be addressed to us at the office of Needham & Company, Inc., 400 Park Avenue, New York, New York 10022. Any notice from us to you shall be deemed to have been duly given if mailed or telegraphed to you at the address to which this letter is mailed.

         9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         Please confirm your acceptance of this Agreement by signing and returning at once the duplicate copy of the letter enclosed herewith.

                                         Very truly yours,

                                         NEEDHAM & COMPANY, INC.
                                         WHEAT, FIRST SECURITIES, INC.
                                         SCOTT & STRINGFELLOW, INC.

                                         By:  NEEDHAM & COMPANY


                                         By:  __________________________
                                                  (Authorized Officer)

Agreed to:

         By:
                  (Authorized Officer)


                  (Title)


                  (Firm)

                                   , 1996
                  (Date)






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